UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 4, 2021

WOLFSPEED, INC.
(Exact name of registrant as specified in its charter)

North Carolina	0-21154	56-1572719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

4600 Silicon Drive
Durham	North Carolina	27703
(Address of principal executive offices)		(Zip Code)

(919) 407-5300
Registrant’s telephone number, including area code

Cree, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.00125 par value	WOLF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective October 4, 2021, Wolfspeed, Inc., a North Carolina corporation formerly known as Cree, Inc. (the “Company”), filed Articles of Amendment to its Restated Articles of Incorporation, as amended (the “Articles of Amendment”), with the Secretary of State of the State of North Carolina to change its corporate name effective at 12:01 a.m. from “Cree, Inc.” to “Wolfspeed, Inc.” (the “Name Change”). The Name Change does not affect the rights of the Company’s shareholders. The foregoing description of the Articles of Amendment is qualified in its entirety by reference to the text of the Articles of Amendment, which are filed as Exhibit 3.1 hereto and is incorporated herein by reference.

As previously announced, in connection with the Name Change, at the opening of trading on October 4, 2021, the Company’s shares of common stock, $0.00125 par value per share, began trading on the New York Stock Exchange under the ticker symbol “WOLF.” The new CUSIP number for the Company’s common stock is 977852 102.

The Company also amended and restated its Amended and Restated Bylaws (as amended and restated, the “Amended Bylaws”), effective October 4, 2021.

The Amended Bylaws, among other things:
•reflect the Name Change;
•update and clarify provisions relating to the use of electronic and remote communications, including permitting shareholders to participate in a meeting via electronic means, permitting the provision of electronic notice of meetings, permitting a director to consent to action without a meeting electronically, and permitting the Company to conduct any action or set of actions by any electronic means; and
•modify the quorum requirements of all meetings of the directors of the Company to be the greater of a majority of the directors in office and one-third of the number of directors fixed pursuant the Amended Bylaws.

The Amended Bylaws also enhance the Company’s existing exclusive forum provision, including by (i) clarifying that the provision will not apply to suits brought to enforce any liability or duty created by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal courts have exclusive jurisdiction, (ii) unless the Company consents in writing to the selection of an alternative forum, establishing the federal district courts as the exclusive forum for the resolution of any cause of action against the Company or any director, officer, employee or agent of the Company arising under the Securities Act of 1933, as amended (the “Securities Act”), (iii) providing that, to the fullest extent permitted by applicable law, any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed to have notice of and consented to the exclusive forum provision, and (iv) adding a severability clause.

The foregoing description of the amendments in the Amended Bylaws is qualified in its entirety by reference to the full text of the Amended Bylaws, which is filed as Exhibit 3.2 and incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

A copy of the press release announcing the name change is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section. Furthermore, the information in Item 7.01 of this report shall not be deemed incorporated by reference into the filings of the Company under the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description of Exhibit

3.1	Articles of Amendment to Restated Articles of Incorporation, as amended
3.2	Amended and Restated Bylaws, dated October 4, 2021
99.1	Press Release dated October 4, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WOLFSPEED, INC.

By:	/s/ Bradley D. Kohn
Bradley D. Kohn
Senior Vice President and General Counsel

Date: October 4, 2021